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                                                                 EXHIBIT 10(K)

                                       October 20, 1993




Certified Mail
Return Receipt Requested
- ------------------------


                                       Re:  Executive Employment Agreement
                                       (the "Agreement")
Dear   :                               ------------------------------

     This letter is to notify you that the Board of Directors of Scott Paper Company, at its meeting on October 19, 1993, directed that the Agreement between you and the Company dated November 1, 1984, and as subsequently amended, be terminated. In accordance with Section 1 of that Agreement, this letter will serve as written notice of termination, and the Agreement shall terminate as of October 31, 1994.

     If you have any questions, please call. Thank you.

                                       Yours very truly,

                                       /s/Stephen D. Ford

                                       Stephen D. Ford
                                       Secretary